OTHER LONG TERM ASSETS	6 Months Ended
Jun. 30, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER LONG TERM ASSETS	OTHER LONG TERM ASSETS

(in thousands of $)	Capitalized project costs	Prepaid charter hire expenses (straight-lining of lease expense)	Deferred tax asset	Investments in equity securities	Total
Balance at December 31, 2018	4,932	12,588	119	—	17,639
Reclassification to right-of-use assets	—	(12,588)	—	—	(12,588)
Additions	4,753	—	—	10,000	14,753
Deductions	(1,634)	—	(73)	—	(1,707)
Balance at June 30, 2019	8,051	—	46	10,000	18,097

In the six months ended June 30, 2019, we capitalized costs of $4.8 million related to installation costs for scrubber and ballast water treatment systems that were not considered finalized at the balance sheet date.

The prepaid charter hire under other long-term assets related to the eight vessels that were sold in 2015 and leased back from SFL. Under ASC 840 we straight lined the total charter hire expense over the lease term of 13 years. As a result of the adoption of ASC 842 on January 1, 2019, the prepaid charter hire balance was reclassified to the right-of-use assets for these corresponding operating leases.

In the six months ended June 30, 2019, we invested 10.0 million in equity securities, representing a 15% ownership interest, in Singapore Marine, a dry bulk freight operator. This investment is measured at cost as it is considered not to have a readily determinable fair value.